SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

INTAC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other jurisdiction of Incorporation)	000-32621 (Commission File Number)	98-0336945 (IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

011 (852) 2385-8789
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

On August 23, 2007, INTAC International, Inc. (“INTAC”), HowStuffWorks, Inc., a Delaware corporation (“HSW”), HSW International, Inc., a Delaware corporation (“Parent”) and HSW International Merger Corporation, a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into a Second Amendment to Agreement and Plan of Merger (the “Amendment to Merger Agreement”), amending the provisions of the Agreement and Plan of Merger dated April 20, 2006 among INTAC, HSW, Parent and the Merger Sub, as amended pursuant to the First Amendment to Agreement and Plan of Merger dated January 29, 2007 (the “Merger Agreement”).  Pursuant to the Merger Agreement, as amended, and upon the terms and subject to the conditions set forth therein, the Merger Sub will merge with and into INTAC, with INTAC continuing as the surviving corporation (the “Merger”).  As a result of the Merger, (i) INTAC will become a wholly owned subsidiary of Parent, and (ii) each outstanding share of INTAC’s common stock, par value $0.001 per share (“INTAC Common Stock”) will be converted into the right to receive one share of Parent’s common stock, par value $0.001 per share (“Parent Common Stock”).  The closing of the Merger is subject to customary closing conditions.

The Amendment to Merger Agreement modifies the Merger Agreement to reflect, among other things, the extension of the date following which the parties to the merger agreement may terminate if closing has not occurred from August 31, 2007 to October 31, 2007.

Concurrently with the execution and delivery of the Amendment to Merger Agreement, the following amendments to the stock purchase agreements pursuant to which various institutional investors have agreed to purchase $22.5 million of Parent Common Stock were executed to extend the date following which those agreements may be terminated if the conditions to closing of those agreements, which include the closing of the merger, have not been satisfied from August 31, 2007 to October 31, 2007:

•                              the First Amendment to Stock Purchase Agreement among Parent and American Funds Insurance Series - Global Small Capitalization Fund, SMALLCAP World Fund, Inc., Chilton Investment Partners, L.P., Chilton QP Investment Partners, L.P., Chilton International, L.P., Chilton New Era Partners, L.P., Chilton New Era International, L.P., Chilton Small Cap Partners, L.P., Chilton Small Cap International, L.P. and Zeke, LP dated August 23, 2007, amending that certain Stock Purchase Agreement between them dated as of January 29, 2007;

•                              the First Amendment to Stock Purchase Agreement between Parent and Ashford Capital dated August 23, 2007, amending that certain Stock Purchase Agreement between them dated as of January 29, 2007; and

•                              the First Amendment to Stock Purchase Agreement between Parent and Harvest 2004, LLC dated August 23, 2007, amending that certain Stock Purchase Agreement between them dated as of January 29, 2007.

First Amendment to Share Purchase Agreement

On August 23, 2007, INTAC, INTAC International Holdings Limited (“INTAC Holdings”), a Hong Kong corporation and wholly owned subsidiary of INTAC, INTAC (Tianjin) International Trading Company, a wholly owned subsidiary of INTAC Holdings incorporated under the laws of the People’s Republic of China (“INTAC Trading”), Cyber Proof Investments Ltd. (“Cyber”), a British Virgin Islands corporation wholly owned by Wei Zhou, the majority stockholder of INTAC (the “Majority Stockholder”) and the Majority Stockholder entered into the First Amendment to Share Purchase Agreement (the “Amendment to Share Purchase Agreement”), amending the Share Purchase Agreement (the “Share Purchase Agreement”) previously entered into among INTAC, INTAC Holdings, INTAC Trading, Cyber and Wei Zhou on January 29, 2007.  Pursuant to the Share Purchase Agreement, as amended, and upon the terms and subject to the conditions set forth therein, INTAC Holdings has agreed to sell all the issued and outstanding shares of Global Creative International Limited, INTAC Telecommunications Limited, INTAC

Deutschland GmbH and FUTAC Group Limited (collectively, the “Distribution Companies”), each a wholly owned subsidiary of INTAC Holdings, to Cyber.  The distribution/telecommunication segment of INTAC’s business, which consists of the distribution of wireless handset products and the sale of prepaid calling cards, is conducted in whole by the Distribution Companies.  In addition, INTAC Trading has agreed to transfer its rights and control with respect to Beijing INTAC Meidi Technology Development Co., Ltd. (“Meidi Technology”) to Cyber.  In exchange, the Majority Stockholder shall transfer 3,000,000 shares of INTAC Common Stock to INTAC Holdings (“Share Purchase”).

The Amendment to Share Purchase Agreement extends the date upon which the parties may terminate if the Share Purchase has not been completed from August 31, 2007 to October 31, 2007.

The foregoing descriptions of the Amendment to Merger Agreement and the Amendment to Share Purchase Agreement are qualified in their entirety by reference to the full text of the Amendment to Merger Agreement and the Amendment to Share Purchase Agreement.  The Amendment to Merger Agreement and the Amendment to Share Purchase Agreement have been included to provide investors and stockholders with information regarding their terms.  A copy of the Amendment to Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Amendment to Share Purchase Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

ADDITIONAL INFORMATION RELATING TO THE MERGER AND WHERE TO FIND IT

This document may be deemed to be solicitation material in respect of the proposed business combination of INTAC and Parent, but is not a substitute for the proxy statement/prospectus filed by Parent with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS OF INTAC ARE URGED TO READ SUCH PROXY STATEMENT/PROSPECTUS AND ANY OTHER SUCH DOCUMENTS, WHEN AVAILABLE, WHICH WOULD CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The proxy statement/prospectus, and other documents filed or to be filed by INTAC and Parent with the SEC are or will be, available free of charge at the SEC’s website at www.sec.gov, or from INTAC by directing a request to:  J. David Darnell, Senior Vice President and Chief Financial Officer of INTAC International, Inc. at 469-916-9891 or david.darnell@intac-asia.com.  Investors and security holders are urged to read the proxy statement, prospectus and other relevant material if and when they become available before making any investment decisions with respect to the Merger.

INTAC is not currently engaged in a solicitation of proxies from the stockholders of INTAC or Parent in connection with the proposed business combination between INTAC and Parent.  If a proxy solicitation commences, INTAC, Parent and their respective directors, executive officers and other employees may be deemed to be participants in such solicitation.  Information about INTAC’s directors and executive officers is available in INTAC’s proxy statement, dated January 30, 2006, for its 2006 annual meeting of stockholders.  Additional information about the interests of potential participants will be included in the proxy statement/prospectus INTAC would file with the SEC at an appropriate time.

ITEM 8.01.            Other Events.

On August 23, 2007, INTAC and HSW International, Inc. issued a joint press release announcing the scheduling of a closing date for the Merger of October 1, 2007.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits.

(d)               Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated August 23, 2007 among INTAC International, Inc., HowStuffWorks, Inc., HSW International, Inc. and HSW International Merger Corporation.
2.2

First Amendment to Share Purchase Agreement, dated August 23, 2007, among INTAC International, Inc., INTAC International Holdings Limited, INTAC (Tianjin) International Trading Company, Cyber Proof Investments Ltd. and Wei Zhou.

99.1	Press Release dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

	By:	/s/ J. David Darnell
Name: J. David Darnell
Title: Senior Vice President and Chief Financial Officer

Dated: August 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated August 23, 2007, among INTAC International, Inc., HowStuffWorks, Inc., HSW International, Inc. and HSW International Merger Corporation.
2.2

First Amendment to Share Purchase Agreement, dated August 23, 2007, among INTAC International, Inc., INTAC International Holdings Limited, INTAC (Tianjin) International Trading Company, Cyber Proof Investments Ltd. and Wei Zhou.

99.1	Press Release dated August 23, 2007.